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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                JANUARY 29, 2003




                                 TRANSPRO, INC.
             (Exact name of Registrant as specified in its charter)

                 DELAWARE                               1-13894                               34-1807383
       (State or other jurisdiction             (Commission File Number)                   (I.R.S. Employer
            of incorporation)                                                            Identification No.)

                  100 Gando Drive, New Haven, Connecticut 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)














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Item 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE
         On January 29, 2003, Transpro, Inc. (the"Company") issued the press release attached hereto as Exhibit 99.1 announcing a plan to consolidate heater core capabilities as a result of the acquisition of Fedco Automotive Components Company.
         .

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    Exhibits - The following exhibit is filed as part of this report:

99.1   Press Release dated January 29, 2003





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TRANSPRO, INC.


Date:  January 29, 2003             By:  /s/ Richard A. Wisot
                                         ---------------------
                                         Richard A. Wisot
                                         Vice President, Treasurer, Secretary,
                                         and Chief Financial Officer